CONSENT


         The undersigned hereby consents, pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, to his being named as about to become a director of The Marquee Group, Inc. in such company's Registration Statement on Form SB-2.


                                                          /s/ Myles W. Schumer
                                                          --------------------
                                                              Myles W. Schumer